Exhibit 10.2

EXHIBIT A

PROMISSORY NOTE

$100,000	Closing Date: June 21, 2023
Maturity Date: June 30, 2024

FOR VALUE RECEIVED, Forever 8 Fund, LLC, a Delaware limited liability company (the “Borrower”) hereby promise to pay to the order of Brian McFadden (“Lender”) at 611 fort Harrison Avenue, Suite 363 Clearwater Fl 33756 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of $100,000 or such other principal amount as Lender has advanced to Borrower, together with interest at a rate as set forth in Section 2.1(e) of the Loan Agreement based upon a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days in each month.

The Maturity Date is June 30, 2024. Borrower may elect to extend the Maturity Date to September 30, 2024 by providing writing notice to the Lenders on or before May 31, 2024. This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated June 21, 2023, by and among Borrower, Lender, and an individual, if any, (the “Agent”) and the several individuals, banks and other financial institutions or entities from time to time party thereto as lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of New York, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER:

FOREVER 8 FUND, LLC, a Delaware limited liability company

Signature:
Print Name:
Title:

EXHIBIT B

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current name and organizational status as of the Closing Date is as follows:

Name:	Forever 8 Fund, LLC

Type of organization:	Limited Liability Company

State of organization:	Delaware

Organization file number:	[●]

Tax Id Number:	[●]

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

[None][Name: [●]]

3. Borrower represents and warrants to Agent that its chief executive office is located at [●].

EXHIBIT C

ADVANCE REQUEST

Forever 8 Fund, LLC (“Borrower”) hereby requests from _________ (“Escrow Agent”) a Subsequent Draw in the amount of _________ Dollars ($_________) of actual availability on ______________, _____ (the “Advance Date”) pursuant to that certain Loan and Security Agreement dated as of __________ [●], 2023, by and Forever 8 Fund, LLC, a Delaware limited liability company (the “Borrower”), the several individuals, financial institutions or entities from time to time parties thereto as lenders (collectively, referred to as “Lenders” and each a “Lender”), and [[●], [an individual, who resides at [●]], in its capacity as collateral agent for the Lenders (in such capacity, the “Agent”) (as it may be amended, modified, supplemented or restated from time to time, the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

Wire Funds to Borrower’s account

Bank:	[●]
Address:	[●]
ABA Number:	[●]
Account Number:	[●]
Account Name:	[●]
Contact Person:	[●]
Phone Number:	[●]
To Verify Wire Info:	[●]
Email Address:	[●]

Borrower represents that the conditions precedent to the Subsequent Draw set forth in the Agreement are satisfied or, or in the case of Section 4.2(d) shall be satisfied upon delivery of a Release Notice by the Lenders and the making of the Subsequent Draw, including but not limited to: (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that would constitute a Default or Event of Default under the Loan Documents. Borrower understands and acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lenders may decline to fund the requested Subsequent Draw.

Executed as of June 21, 2023.

BORROWER:

FOREVER 8 FUND, LLC, a Delaware limited liability company

Signature:
Print Name:
Title:

EXHIBIT D

ESCROW AGREEMENT (IF APPLICABLE)

[Attached Separately]

EXHIBIT E

Release notice

[Attached Separately]

EXHIBIT F

FACILITY INCREASE REQUEST

Ladies and Gentlemen:

This facility increase request (this “Facility Increase Request”) is executed and delivered by FOREVER 8 FUND, LLC, a Delaware limited liability company (“Borrower”) to Lenders pursuant to that certain Loan and Security Agreement, dated as of ___________ [●], 2023 (as amended, modified, supplemented, or restated from time to time, the “Loan Agreement”), entered into by and among Borrower, Agent, and the lenders party thereto. Capitalized terms not defined herein have the meanings assigned to such terms in the Loan Agreement.

Borrower hereby requests an increase in the Aggregate Commitment pursuant to Section 2.6 of the Loan Agreement to $__________ (the “Facility Increase”), and that the Facility Increase be effective on or after __________, 20__.

In connection with the Facility Increase requested hereby, Borrower hereby represents, warrants, and certifies to Lenders that:

(a) As of the date of the Facility Increase Request, each representation and warranty made in SECTION 5 of the Loan Agreement is true and correct, with the same force and effect as if made on and as of such date (except to the extent that such representations and warranties specifically refer to any earlier date, in which case they will be true and correct as of such earlier date);

(b) On the date of the Facility Increase Request, no Event of Default or, to Borrower’s knowledge, Default has occurred and is continuing or would result from the Facility Increase; and

(c) After giving effect to the Facility Increase, the Aggregate Commitment will not exceed $5,000,000, subject to an additional increase pursuant to Section 2.6 (c)(iii) of the Loan Agreement.

In the event that between the date hereof and the date of the Facility Increase, (i) any event should occur which could reasonably be expected to be an Event of Default or Default; or (ii) any representation, warranty or certification set forth above is inaccurate if made on the date of the Facility Increase, Borrower will notify Lenders.

Remainder of Page Intentionally Left Blank.

Signature Page(s) to Follow.

This Facility Increase Request is executed on __________, 20__. The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

FOREVER 8 FUND, LLC, a Delaware limited liability company

By:
Title: